Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of TuanChe Limited (the “Registrant”) on Form 20-F for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wei Wen, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. SectionR 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 30, 2019

By:	/s/ Wei Wen
Name:	Wei Wen
Title:	Chief Executive Officer